SUPPLEMENT DATED APRIL 27, 2007
TO

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

Effective April 27, 2007, a new investment option will be added to the above-captioned prospectus. As a result of the addition of the investment option, the prospectus will be amended and supplemented as follows:

The list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Eligible Funds of Sun Capital Trust
and Variable Account Sub-accounts	Investment Objective

SC FI Large Cap Growth Fund, Initial Class	Long-term growth of capital.
(SC FI Large Cap Growth Sub-account)

Sun Capital Advisers LLC advises SC FI Large Cap Growth Fund (with Pyramis Global Advisors, LLC serving as the sub-advisor).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.